EXHIBIT 10.21


                                    AGREEMENT

AGREEMENT, dated as of October 17, 1994, by and between General Mills, Inc. a Delaware corporation ("GMI") and CPC International Inc., a Delaware corporation ("CPC"), (GMI and CPC collectively, the "Parties").

WHEREAS, the Parties are conducting negotiations concerning a possible joint venture between them (the "Joint Venture") and, in connection with such negotiations and with the possible formation and operation of the Joint Venture, the Parties have requested access to certain confidential business information of each other.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in consideration of each Party's disclosure of the above referenced confidential business information to the other Party (the scope and other terms of which disclosure are not governed by this instrument), the Parties hereto agree, with the intention of being legally bound, as follows:

1.       Certain Definitions

                  (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as currently in effect (the "Exchange Act Rules"), under the Securities Exchange Act of 1934, as amended, as currently in effect (the "Exchange Act").

                  (b) "Applicable Debt Security" shall mean any evidence of indebtedness (including notes and debentures) of either Party which is either (i) convertible into equity securities or (ii) not publicly traded.

                  (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act Rules, and, for the purposes of this Agreement, a Person shall have "Beneficial Ownership" of securities of which such Person is the Beneficial Owner.

                  (d) "Common Stock" shall mean the common stock of each of the Parties, "GMI Common Stock" shall mean the common stock $.10 par value of GMI and "CPC Common Stock" shall mean the common stock $.25 par value of CPC.

                  (e) "CPC Security" shall mean any equity security and any Applicable Debt Security of CPC, or right to acquire any such equity or Applicable Debt Security, including by purchase, conversion or exchange, including, but not limited to, CPC Common Stock and preferred stock and "GMI Security" shall mean any equity security and any Applicable Debt Security of GMI, or right to acquire any such equity or Applicable Debt Security,

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                  including by purchase, conversion or exchange, including, but not limited to, GMI Common Stock and preferred stock.

                  (f) "Group" shall mean any partnership, limited partnership, Syndicate or other group within the meaning of Section 13(d)(3) of the Exchange Act.

                  (g) "Participant" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

                  (h) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity.

                  (i) "Proxies" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

                  (j) "Solicitation" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

                  (k) "Subsidiary" shall mean, with respect to any Person, any corporation which is controlled by such Person by ownership of securities or otherwise.


2.       Representation and Warranty by each of the Parties

         GMI represents and warrants to CPC that as of the date of this Agreement neither GMI nor any of its Affiliates or Associates, (other than employee benefit plans or pension trusts), is either the Beneficial Owner or has any control of any CPC Securities. CPC represents and warrants to GMI that as of the date of this Agreement neither CPC nor any of its Affiliates or Associates (other than employee benefit plans or pension trusts), is either the Beneficial Owner or has any control of any GMI Securities.


3.       Certain Agreements by GMI

         GMI covenants with CPC that, without the prior written consent of CPC, GMI and its Affliates and Associates, (other than employee benefit plans or pension trusts), singly or acting together, in concert, or as a Group with each other or any other Person, directly or indirectly through one or more intermediaries or otherwise, shall not:

                  (a) acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of, or become the Beneficial Owner of, or acquire an interest in, any CPC Securities or any of the assets of either CPC or Subsidiary of CPC except for sales of products in the ordinary course;


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                  (b) (i) directly or indirectly solicit proxies or become a participant in a solicitation of proxies with respect to any matter presented to CPC's stockholders for the exercise of their voting rights, or (ii) engage in any course of conduct for the purpose of influencing or affecting the stockholders of CPC with respect to the exercise of their voting rights on any matter presented for a vote by CPC's stockholders;

                  (c) otherwise act to seek control of or to influence, the Board of Directors, management, policies or affairs of either CPC or any Subsidiary of CPC;

                  (d) publicly (or in a manner requiring CPC to disclose publicly) (i) propose any acquisition of any or all of the assets of CPC or any of its Subsidiaries, or any acquisition of any CPC Securities, or any merger, consolidation, business combination or similar trasaction with, or change of control of, CPC or any of its Subsidiaries or its or their assets,
                  (ii) make or propose a tender or exchange offer for any CPC Securities, (iii) propose or suggest the possiblity of any of the other actions set forth in this section 3, or (iv) propose any amendment to, or modification or waiver of, any provision of this Agreement;

                  (e) solicit, initiate, encourage, finance or assist any other Person, Persons or Group to take or seek to take any action which GMI is precluded hereunder from taking itself.


4.       Certain Agreements by CPC

         CPC covenants with GMI that, without the prior written consent of GMI, CPC and its Affiliates and Associates, (other than employee benefit plans or pension trust), singly or acting together, in concert, or as a Group with each other or any other Person, directly or indirectly through one or more intermediaries or otherwise, shall not:

                  (a) acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of, or become the Beneficial Owner of, or acquire an interest in, any GMI Securities or any of the assets of either GMI or any Subsidiary of GMI except for sales of products in the ordinary course;

                  (b) (i) directly or indirectly solicit proxies or become a participant in a solicitation of proxies with respect to any matter presented to GMI's stockholders for the exercise of their voting rights, or (ii) engage in any course of conduct for the purpose of influencing or affecting the stockholders of GMI with respect to the exercise of their voting rights on any matter presented for a vote by GMI stockholders;


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                  (c) otherwise act to seek control of or to influence, the
                  Board of Directors, management, policies or affairs of either GMI or any Subsidiary of GMI;

                  (d) publicly (or in a manner requiring GMI to disclose publicly) (i) propose any acquisition of any or all of the assets of GMI or any of its Subsidiaries, or any acquisition of any GMI Securities, or any merger, consolidation, business combination or similar transaction with, or change of control of, GMI or any of its Subsidiaries or its or their assets,
                  (ii) make or propose a tender or exchange offer for any GMI Securities, (iii) propose or suggest the possibility of any of the other actions set forth in this section 4, or (iv) propose any amendment to, or modification or waiver of, any provision of this Agreement.

                  (e) solicit, initiate, encourage, finance or assist any other Person, Persons or Group to take or seek to take any action which CPC is precluded hereunder from taking itself.

5.       Term of Agreement

         The term of this Agreement shall be the longer of (a) ten (10) years from the last date on which both CPC and GMI have an interest in the Joint Venture, or (b) ten (10) years from the date of the termination of negotiations between the Parties with respect to the formation of the Joint Venture in the event no such Joint Venture results therefrom.

6.       No Solicitation of Employees

         Each party agrees that as of the date hereof and for the longer of (a) three years from the last date on which both Parties have an interest in the JV or (b) three years from the date of termination of unsuccessful negotiations between the Parties with respect to the formation of the JV, it shall not directly or indirectly, solicit for employment or hire any employee of the other Party or its Subsidiaries or Affiliates with whom such Party has had contact or who become known to such Party by reason of the JV or negotiations therefor; provided, however, than this provision shall not prevent either Party from employing any such person who contacts the Party on his or her own initiative without any direct or indirect solicitation or encouragement on the part of such Party.

7.       Miscellaneous

                  (a) Applicable Law. This Agreement and the rights liabilities of the Parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                  (b) Submission to Jurisdiction. Each of the Parties hereby agrees to submit to the exclusive jurisdiction of the Federal or State Courts in the


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                  State of Delaware, in any legal action or proceeding relating to or arising out of this Agreement and all actions contemplated hereby. The Parties agree that service of process in any such legal action or proceeding in the manner provided in Section 7(e) hereof, in addition to any other means of service permitted by the laws and rules applicable to such court, shall be deemed valid service thereof.

                  (c) Specific Performance. Each Party agrees and acknowledges that in the event of any breach by it of the terms of this Agreement, the other Party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that, in addition to any other remedy which may be available at law or in equity, specific performance of this Agreement and mandatory injunctive or other relief, including the divestiture of CPC Securities or GMI Securities (as the case may be) by the breaching Party, shall be remedies available under this Agreement, as may be necessary or appropriate to carry out the intent of the Parties with respect to this Agreement, in any action instituted in any court having subject matter jurisdiction thereof.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts. Any single counterpart or set of counterparts signed by the Parties shall constitute a full and original Agreement for all purposes.

                  (e) Notices. In any case where any notice, service of process or other communication is required or permitted to be given hereunder, such notice, service of process or other communication shall be in writing and (i) personally delivered, (ii) sent by postage prepaid registered first class post (if inland) or airmail (if overseas) or (except for service of process) (iii) transmitted by telex, telecopy or cable (with postage prepaid confirmation) at the following addresses (or such other address as the Parties may designate from time to time to each other by due notice pursuant to this
                  Section 7 (e)):

                           If to GMI      General Mills, Inc.
                                          Number One General Mills Boulevard
                                          Minneapolis, Minnesota 55426
                                          Attention: General Counsel

                           If to CPC      CPC International Inc.
                                          Englewood Cliffs, New Jersey 07632
                                          Attention: General Counsel

                  (f) Successors. This Agreement shall be binding upon inure to the benefit of the Parties hereto and their respective directors, officers, legal representatives, attorneys, successors and assigns, including any Person who may succeed to the assets or business of either Party by way of a consolidation, merger, sale of substantially all of such Party's assets or purchase of substantially all of such Party's stock. This


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                  Agreement shall not be assigned without the prior written
                  consent of all of the Parties hereto.

                  (g) Entire Agreement.The terms and conditions contained herein constitute the entire agreement between the Parties relating to the subject matter of this Agreement and shall supersede all previous communications between the Parties with respect to the subject matter of this Agreement.

                  (h) Amendment. This Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives.

                  (i) Expenses. Each of the Parties shall pay its own legal and other costs, charges and expenses connected with this Agreement and the performance of their obligations hereunder.

                  (j) Severability. If any provision (or any part thereof) of this Agreement is held illegal or unenforceable in a judicial proceeding, such provision (or the affected part thereof) shall be severed from this Agreement to that extent and shall be inoperative so long as such judicial determination shall remain in effect, and the remainder of this Agreement shall otherwise remain binding on the Parties hereto, it being the intention of the parties, in the event any such provision is held illegal or unenforceable in part, that such provision be enforced to the fullest scope and extent permissible consistent with the original intent of such provision and the ruling of such judicial authority.

                  (k) Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (l) No Waiver of Rights. No failure or delay on the part of any Party in the exercise of any power of right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or power or of any other right or power. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

                  (m) No Third-Party Rights. This Agreement shall not be deemed or construed in any way to result in the creation of any rights in any Person not a Party to this Agreement.

                  (n) Further Assurances. At the request of either Party hereto, the other Party hereto shall execute and deliver (and shall cause their Affiliates and Associates to execute and deliver) to such Party such other documents


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                  and instruments as may be reasonably necessary to implement or evidence the foregoing.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year fist written above.



Witness                                GENERAL MILLS, INC.


    /s/ Leslie Frecon                  By:     /s/ H. B. Atwater, Jr.
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                                       Its:
                                           ----------------------------------

Witness                                CPC INTERNATIONAL INC.


    /s/ Marjory A. Appel               By:  /s/ Charles R. Shoemate
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                                       Its: Chairman and Chief Executive Officer
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